Exhibit 10.4

                           FORM OF ESCROW AGREEMENT


      This ESCROW AGREEMENT is made and entered into as of October 30, 2006 by and between UBS Managed Futures LLC (Aspect Series) (the "Party A"), a series of limited liability company interest issued by UBS Managed Futures LLC (the "Platform"), and LaSalle Bank National Association, a national banking association, as escrow agent (the "Escrow Agent"). It is intended that the terms and conditions of this Escrow Agreement shall apply to and be binding upon only the Party A and not the Platform or any other series of limited liability company interest issued by the Platform (each such series, a "Series").

                                   RECITALS

            A. The Party A intends to sell units of limited liability company interest of the Party A (the "Units") pursuant to a continuous private offering under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 thereunder as of the beginning of each calendar month (the first such offering, the "Initial Offering").

            B. The Party A will not close the Initial Offering until the Party A has received and accepted subscriptions for Units equaling $10,000,000 (or such other amount as determined by UBS Managed Fund Services Inc. (the "Sponsor")) and the satisfaction of those other conditions contained in
Section 5 hereto, set forth in the Platform's Confidential Disclosure Document or otherwise determined by the Sponsor. The Initial Offering will terminate on the date the Sponsor elects, in its sole discretion, to terminate the Initial Offering (the date on which the Initial Offering terminates being referred to herein as the "Termination Date"). Subsequent to the Initial Offering, there is no minimum number of Units which must be sold as of the beginning of any calendar month for any Units then to be sold.

            C. The Escrow Agent has agreed to serve as escrow agent on the terms and conditions contained herein.

                                  AGREEMENTS

            In consideration of the recitals and mutual covenants and agreements set forth herein, the parties hereby covenant and agree as follows:

            1. Each Series a Separate Legal Entity. The Series are legally segregated from each other such that under Delaware law one Series is not liable for the obligations of any other Series. Each reference to a Series or the Party A in this Agreement shall reference such Series separately and in no way shall be construed so as to implicate that a Series will be liable for any obligation of any other Series or that the Platform shall be liable for any such obligations.

            2. Appointment. The Party A appoints the Escrow Agent as escrow agent for the purpose of holding the Escrow Funds (as defined below). The Escrow Agent hereby accepts its appointment and agrees to act as escrow agent under the terms and conditions contained in this Escrow Agreement.

            3. Delivery of Funds. The Party A agrees that UBS Financial Services Inc. and/or certain of its affiliates (the "Selling Agent") will deliver to the Escrow Agent, promptly after receipt of any subscriptions for the Units, the subscription funds (which shall be equal to the gross offering price for the Units subscribed) in the form of a personal, bank, cashier check or wire transfer payable to "LaSalle Bank National Association, Escrow Agent, for UBS Managed Futures LLC (Aspect Series)" and to provide the Escrow Agent, in writing, with the name, address and Taxpayer Identification Number, if any, of each person or entity subscribing for Units ("Subscriber") and the total value of Units for which each Subscriber has subscribed. The Escrow Agent agrees to place any subscription funds so received (the "Escrow Funds") in an account maintained by the Escrow Agent under the designation LaSalle Bank National Association as Escrow Agent for UBS Managed Futures LLC (Aspect Series) (the "Escrow Account"). Once all of the Escrow Funds and any interest or earnings accrued thereon have been disbursed pursuant to this Escrow Agreement, the Escrow Agent shall take all necessary action to close the Escrow Account.

      Unless otherwise specifically directed herein, the Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited or received hereunder. All such collections shall be subject to the usual collection agreement regarding items received by its commercial banking department for deposit or collection. The Escrow Agent shall have no duty to (i) notify anyone of any payment or maturity under the terms of any instrument deposited or received hereunder or (ii) take any legal action to enforce payment of any check, note or security deposited or received hereunder. In the event that any funds, including cleared funds, deposited in the Escrow Account prove uncollectible after the funds represented thereby have been released by the Escrow Agent pursuant to this Agreement, the Party A shall immediately reimburse the Escrow Agent upon request for the face amount of such check or checks, together with reasonable and customary charges and expenses related thereto, and the Escrow Agent shall deliver the returned checks or other instruments to the Party A. The Party A acknowledges that its obligation in the preceding sentence shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent. The Escrow Agent shall have no liability for, or obligation to pay, interest on any money deposited or received hereunder. The Escrow Agent will not be required to lend to, or advance, or pay out of its own funds any sums whatsoever for the account of the Party A.

      If the Sponsor rejects on behalf of the Party A any subscription for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check (including any accrued interest applicable to such subscription) to the Selling Agent, which shall then transfer such check to the rejected Subscriber. If the Sponsor rejects on behalf of the Party A any subscription for which the Escrow Agent has not yet collected funds but has submitted the Subscriber's check for collection, the Escrow Agent shall promptly issue a check in the amount of the Subscriber's check to the Selling Agent, which shall then transfer such check to the


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

rejected Subscriber after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected Subscriber's check for collection, the Escrow Agent shall promptly remit the Subscriber's check to the Selling Agent, which shall then remit such check directly to the Subscriber.

      The Selling Agent acknowledges and agrees that the method established pursuant to this Escrow Agreement for the refund of rejected subscriptions and of interest earned on subscriptions is only acceptable under Rule 15c2-4 of the Securities Exchange Act of 1934, as amended, provided that the Selling Agent informs Subscribers of when their customer securities accounts at the Selling Agent will be credited with such refunded subscription payments and/or interest income. Accordingly, the Selling Agent undertakes that it will (a) credit the appropriate Subscribers' customer securities accounts as promptly as practicable (and in no event more than five business days) after receipt of the necessary funds from the Escrow Agent and information indicating the amounts so due, and (b) inform all Subscribers as soon as practicable of the date that the amounts to be credited will be available in their respective customer accounts.

      Prior to delivery as described above, the Party A shall not have title to or interest in the funds on deposit in the Escrow Account, and such funds shall under no circumstances be subject to the liabilities or indebtedness of the Party A.

            4. Escrow. The Escrow Agent agrees to hold the Escrow Funds received by the Escrow Agent in accordance with Section 3 hereof until the release of the Escrow Funds pursuant to Section 5 hereof. For the avoidance of doubt, the Escrow Agent shall not have any right, title or interest in the Escrow Funds, except as otherwise provided herein.

            5. Release of the Escrow Funds. The Escrow Agent shall not release any part of the Escrow Funds to any party except as provided in this Section 5.

            (a) Disbursement of Initial Offering Proceeds. If the Escrow Agent receives written notice signed by the Party A in the form of Exhibit A hereto with respect to the Party A, the Escrow Agent will release as promptly as practicable (but in no event more than ten business days after receipt of such notice) the Escrow Funds, along with any interest or other earnings thereon, less the amount of any of the Escrow Agent's fees pursuant to Section 7 hereof not previously paid by the Party A, to the checking account of the Party A or to the Party A's commodity trading account maintained with UBS Securities LLC, as commodity broker for the Party A, as the Sponsor may direct.

            (b) Termination of the Initial Offering. If, at any time prior to the disbursement pursuant to Section 5(a) above, the Party A provides written notice to the Escrow Agent in the form of Exhibit B hereto that the Initial Offering of the Party A has been terminated, the Escrow Agent will promptly return (but in no event more than five business days after receipt of such notice) to the Selling Agent the funds in the full amount of each Subscriber's subscription price along with the Subscriber's pro rata share of any interest or earnings accrued on the Escrow Funds. All calculations of a


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

      Subscriber's pro rata share of any interest or earnings accrued on the Escrow Funds shall be performed by the Selling Agent and provided to the Escrow Agent.

            6. Investment of Escrow Funds. The Party A hereby directs the Escrow Agent to invest and reinvest the Escrow Funds in a LaSalle Enhanced Liquidity Management ("LELM") account, or in securities to which the Sponsor instructs the Escrow Agent in writing, in compliance with National Association of Securities Dealers, Inc. Notice to Members 84-7. The interest or other earnings on such investments shall be added to the Escrow Account and shall be considered part of the Escrow Funds. If requested by the Sponsor, the Escrow Agent shall provide to the Sponsor periodic statements of all funds in the Escrow Account and the names of the Subscribers whose subscription funds have been deposited in the Escrow Account. Any investments hereunder may be sold by the Escrow Agent in order to distribute Escrow Funds pursuant to the provisions of this Escrow Agreement. Any loss incurred in the sale of any investment shall be borne by the Escrow Account.

            7. The Escrow Agent's Fees. As compensation for the services of the Escrow Agent hereunder, the Party A agrees to pay to the Escrow Agent such fees as are set forth on Exhibit C attached hereto. The Sponsor may advance such fees on behalf of the Party A as necessary in the discretion of the Sponsor. The Acceptance and Administration Fees are due within ten days of the execution of the Escrow Agreement. If the Party A fails to pay the Escrow Agent any reasonable expenses that it may incur within fifteen business days of receipt of the Escrow Agent's written presentation of appropriately documented invoices to the Party A, the Escrow Agent is hereby authorized by the Party A to deduct such amount from any funds due to the Party A hereunder, and from any of the Party A's accounts maintained with the Escrow Agent, in a commercially reasonable manner.

            8. Escrow Agent. The Escrow Agent shall have no duties or responsibilities other than those expressly set forth in this Escrow Agreement. The Escrow Agent shall be liable as a depository only and shall not be responsible or accountable for the correctness of any information set forth in any statements delivered to it including, without limitation, any disbursement notice delivered by the Party A pursuant to Section 5(a) or
Section 5(b), shall not be required in any event to verify the correctness of any such statements and shall not be responsible for verifying compliance by the Party A with the requirements of Rule 506 of Regulation D, the rules and regulations thereunder or any other securities laws, rules or regulations, or the terms of any subscription agreement. The Escrow Agent shall be entitled to rely, without any investigation whatsoever, upon any communication received from the Party A, and the Escrow Agent shall be entitled to deem the signatories of any subscription agreement or any communication submitted to it hereunder as being those purported to be authorized to sign such communication on behalf of such party and shall be entitled to rely on the genuineness of the signatures of such signatories without inquiry and without sustaining evidence of any kind. The Escrow Agent shall have the right to consult with counsel and shall be fully protected and shall not be liable with respect to any action taken or omitted by the Escrow Agent in good faith and on advice of counsel, and shall be fully protected and shall not be liable for any error of judgments or for any act done or omitted by it in good faith, except for its own gross negligence or willful misconduct. The Escrow Agent shall have no duties to anyone except those signing


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

this Escrow Agreement. The Escrow Agent shall have the right to perform any of its duties hereunder through agents, attorneys, custodians or nominees. In addition:

            (a) if any property held under this Escrow Agreement is attached, garnished, or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, or any part thereof, the Escrow Agent is expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing are binding upon it, whether with or without jurisdiction, and in case the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated;

            (b) if the Escrow Agent becomes involved in litigation on account of this deposit or of this Escrow Agreement, it shall have the right to retain counsel and shall have a lien on the property deposited hereunder for any and all reasonable costs, attorneys' and solicitors' fees, charges, disbursements, and expenses in connection with such litigation; and shall be entitled to reimbursement from Party A for its reasonable charges, counsel and attorneys' fees, disbursements, and expenses in connection with such litigation and, to the extent such reimbursement is not paid by the Party A, out of the property deposited hereunder; and

            (c) any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become the successor Escrow Agent hereunder and vested with all of the title to the whole property or trust estate and all of the trusts, powers, immunities, privileges, protections and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the Escrow Agent shall give notice to the Party A of such change in Escrow Agent.

            9. Indemnification. The Party A agrees to indemnify and hold harmless the Escrow Agent from and against any taxes, assessments, losses, liabilities, claims, damages or expenses (including reasonable external attorneys' fees and expenses actually incurred) for conduct undertaken as escrow agent to the Party A or otherwise relating to any action or omission of the Escrow Agent in connection with this Agreement or incurred in its acting in the capacity of escrow agent hereunder, unless caused by the Escrow Agent's negligence or willful misconduct. If the Party A fails to pay the Escrow Agent amounts due under this Section 9, the Escrow Agent is hereby authorized by the Party A to deduct such amount from any funds due to the Party A hereunder. If after such deductions, amounts due under this Section 9 are still


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

outstanding, such remainder amounts shall be paid by the Sponsor. The provisions of Sections 8 and 9 shall survive the termination of this Escrow Agreement and the resignation or removal of the Escrow Agent.

            10. No Control. It is agreed that, except as explicitly permitted by this Escrow Agreement, the Party A shall have no right to receive, manage, transfer or otherwise control, in any way, any amounts held in the Escrow Account and at no time prior to actual payment from the Escrow Account shall the Party A be considered to be in actual or constructive receipt of any amounts held in the Escrow Account.

            11. Miscellaneous.

            (a) This Escrow Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and this Escrow Agreement may not be modified or amended except by written instrument executed by all the parties hereto. The Party A acknowledges that the Escrow Agent is neither a party to, nor bound by any provisions of, any subscription agreement.

            (b) This Escrow Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of and solely to the benefit of the parties hereto and their respective successors and assigns. This Escrow Agreement shall not be enforceable by or inure to the benefit of any other third party including, without limitation, any Subscriber.

            (c) This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

            (d) All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made upon receipt, if delivered personally, on the next business day following delivery to a nationally recognized overnight courier service, on the third business day following deposit in the U.S. mail if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or the next business day following electronic transmission to the telecopier number specified below with receipt acknowledged.


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

                                    If to the Party A:

                                    UBS Managed Futures LLC (Aspect Series)
                                    c/o UBS Managed Fund Services Inc.
                                    One North Wacker Drive
                                    31st Floor
                                    Chicago, Illinois  60606
                                    Attention:  Julie DeMatteo
                                    Telephone: (312) 525-6677
                                    Facsimile: (800) 423-7042



                                    If to the Escrow Agent:

                                    LaSalle Bank National Association
                                    Global Escrow Services
                                    135 South LaSalle Street, Suite 1560
                                    Chicago, Illinois 60603
                                    Attention:  Mark LoIacono
                                    Telephone: (312) 904-6936
                                    Facsimile:  (312) 904-4019


            12. Escrow Dispute. In the event of any disagreement between the Party A and Subscribers resulting in adverse claims and demands being made in connection with or for the Escrow Funds, the Escrow Agent shall be entitled, at its option, to hold the Escrow Funds until such time as a mutual agreement has been reached among all the parties or until disbursement is legally authorized by final judgment or decree of any court having jurisdiction thereover, or to deposit the Escrow Funds with any court having jurisdiction thereover pending the resolution of the disagreement.

            13. Termination. This Escrow Agreement shall terminate and be of no further force and effect on the earliest to occur of: (a) receipt by the Escrow Agent of written notice of termination executed by the Party A; or (b) the closing of the Escrow Account in accordance with the provisions hereof.

            14. Resignation. The Escrow Agent, acting at any time hereunder, may resign at any time by giving 30 days' prior written notice of resignation to the Party A, such resignation to be effective on the date specified on such notice. Upon the effectiveness of such resignation, the Escrow Agent shall transfer the Escrow Funds to such succeeding the Escrow Agent or to such persons as the Party A designates in writing to the Escrow Agent prior to the effectiveness of the resignation. The Escrow Agent shall be paid any outstanding fees and expenses prior to transferring the Escrow Funds to a successor escrow agent. In the event no such designation has been provided, the Escrow Agent shall deposit the Escrow Funds with any court having


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

jurisdiction thereover. Prior to the effectiveness of the resignation of the Escrow Agent, the Escrow Agent shall remain obligated to perform all duties required of it under this Escrow Agreement.

            15. Counterparts. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original.





                           [SIGNATURE PAGE FOLLOWS]


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

      IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written.



UBS MANAGED FUTURES LLC (ASPECT SERIES)         ACKNOWLEDGED:

By:  UBS Managed Fund Services Inc.             UBS MANAGED FUND SERVICES INC.
Its:  Sponsor

By:                                             By:
     -------------------------------                  ------------------------
Name:                                           Name:
       -----------------------------                  ------------------------
Title:                                          Title:
         ---------------------------                  ------------------------

By:                                             By:
     -------------------------------                  ------------------------
Name:                                           Name:
       -----------------------------                  ------------------------
Title:                                          Title:
         ---------------------------                  ------------------------

LASALLE BANK NATIONAL ASSOCIATION, as Escrow
Agent
                                                UBS FINANCIAL SERVICES INC.
By:
By:                                             By:
     -------------------------------                  ------------------------
Name:                                           Name:
       -----------------------------                  ------------------------
Title:                                          Title:
         ---------------------------                  ------------------------

                                                By:
                                                      ------------------------
                                                Name:
                                                      ------------------------
                                                Title:
                                                      ------------------------

                                   EXHIBIT A
                              DISBURSEMENT NOTICE
                   DISBURSEMENT OF INITIAL OFFERING PROCEEDS
                                    (Date)

LaSalle Bank National Association
Global Escrow Services
Corporate Trust Services Division
135 South LaSalle Street, Suite 1560
Chicago, Illinois  60603
Attention:  Mark LoIacono

      Re:   Escrow Account No.
                              -----------------

Dear Mr. LoIacono:

      1. Reference is made to that certain Escrow Agreement dated as of October 30, 2006 (the "Escrow Agreement") by and between UBS Managed Futures LLC (Aspect Series) (the "Party A"), and LaSalle Bank National Association, a national banking association. All terms used but not defined herein shall have the respective meanings given such terms in the Escrow Agreement.

      2. The Party A hereby certifies that the Party A has received and accepted subscriptions for Units with gross proceeds of at least [Dollar Amount] (such amount being approved by the Sponsor) and meets all necessary offering requirements as set forth in the Platform's Confidential Disclosure Document or as otherwise determined by the Sponsor;

      3. You are hereby directed to disburse the Escrow Funds to the Party A as follows: __________________________.

      IN WITNESS WHEREOF, the undersigned have executed this statement on the date indicated above.

                                      UBS MANAGED FUTURES LLC
                                      (ASPECT SERIES)
                                      By:  UBS Managed Fund Services Inc.
                                      Its:  Sponsor

                                      By:
                                           -----------------------------------
                                      Its:
                                            ----------------------------------
                                      Title:
                                               -------------------------------

                                      By:
                                               -------------------------------
                                      Name:
                                             ---------------------------------
                                      Title:
                                               -------------------------------

                                   EXHIBIT B
                              DISBURSEMENT NOTICE
                                  TERMINATION


                                    (Date)


LaSalle Bank National Association
Global Escrow Services
135 South LaSalle Street, Suite 1560
Chicago, Illinois  60603
Attention: Mark LoIacono

      Re:   Escrow Account No.
                               ----------------

Dear Mr. LoIacono:

      1. Reference is made to that certain Escrow Agreement dated as of October 30, 2006 (the "Escrow Agreement") by and between UBS Managed Futures LLC (Aspect Series) (the "Party A"), and LaSalle Bank National Association, a national banking association. All terms used but not defined herein shall have the respective meanings given such terms in the Escrow Agreement.

      2. The Sponsor has terminated the Initial Offering prior to the disbursement of offering proceeds pursuant to Section 5(a) of the Escrow Agreement.

      3. You are hereby directed to disburse the Escrow Funds to the Subscribers in accordance with Section 5(b) of the Escrow Agreement.

      IN WITNESS WHEREOF, the undersigned have executed this statement on the date indicated above.

                                  UBS MANAGED FUTURES LLC
                                  (ASPECT SERIES)
                                  By:  UBS Managed Fund Services Inc.
                                  Its:  Sponsor

                                  By:
                                       ------------------------------------
                                  Its:
                                        -----------------------------------
                                  Title:
                                           --------------------------------


                                  By:
                                           --------------------------------
                                  Name:
                                         ----------------------------------

                                  Title:
                                           --------------------------------

                                   Exhibit C

                               SCHEDULE OF FEES

Acceptance Fee:                     $     500.00

Annual Administration Fee:          $ 2,500.00*

Wire Transfers                      $       20.00 each

Check Preparation and Mailing       $       25.00 each

1099 Preparation and Reporting      $         5.00 each ($250 annual minimum if
                                                  any 1099 reports required
                                                       for account)


The Acceptance and first year's Annual Administration Fees are due upon execution of the Escrow Agreement.


*Should the Escrow Account remain open for less than a full year after an initial twelve month period, the Annual Administration Fee will be prorated on a six-month basis.

Any investment transaction not in a money market fund or a LaSalle Enhanced Liquidity Management account will incur a $150.00 per transaction fee.